UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

212-515-3200

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – December 31, 2022

Item 1. Reports to Stockholders.

APOLLO

Apollo Diversified Credit Fund

Annual Report

December 31, 2022

Table of Contents

Shareholder Letter (Unaudited)	2
Portfolio Update (Unaudited)	14
Consolidated Schedule of Investments	16
Consolidated Statement of Assets and Liabilities	29
Consolidated Statement of Operations	31
Consolidated Statements of Changes in Net Assets	32
Consolidated Statement of Cash Flows	34
Consolidated Financial Highlights	36
Notes to Consolidated Financial Statements	48
Report of Independent Registered Public Accounting Firm	66
Dividend Reinvestment Policy	67
Additional Information	68
Trustees and Officers	69
Service Providers	71
Privacy Notice	72

Shareholder Letter (Unaudited)

Dear Valued Shareholders,

We are pleased to present an annual update for Apollo Diversified Credit Fund (the “Fund”) covering the fiscal year ended December 31, 2022. We will also share our perspective regarding the near-term investment environment and potential opportunities for the Fund.

Market Overview

Credit market performance diverged in December 2022 as central banks continued to surprise with restrictive monetary policy outlook despite signs of easing inflationary pressures. Floating rate assets moved higher on expectations of a higher terminal Fed Fund rates, returning 0.44% in December, while fixed coupon bonds ended the month down 0.75%. For the year 2022, leveraged loans were down 0.60%, outperforming more duration sensitive high yield and investment grade bonds that ended the year down 11.22% and 15.76% respectively.1

A dominant theme in 2022 was the lack of capital availability in the high yield and leveraged loan markets with issuance volumes sinking by 78% and 70% year-over-year, respectively.2 Direct lenders were the primary source of capital for sponsors and issuers, providing in aggregate more than $144 billion of financing during the year (31% year-over-year increase).3,4 We believe the factors behind suppressed primary issuance volumes, including concerns about global growth, lack of bank appetite and elevated collateralized loan obligation (CLO) liability costs impacting CLO issuance, will continue to persist into 2023.

We believe credit fundamentals remain strong – corporate leveraged loan coverage ratios are at pre-pandemic levels and for a third consecutive month, there were no new high yield or leveraged loan defaults in December 2022. The 12-month trailing, par-weighted US high yield default rate at the end of December for high yield bonds and leveraged loans were 1.37% and 1.60%, respectively.2 Default rates remain below the long-term average of 3.3% for high yield bonds and 2.9% for leveraged loans.2 Meanwhile, the private credit default rate of EBIDTA greater than or equal to $50m sits at 1.1%, well below the highs of 2Q20.4

Fund Snapshot

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[5]	May 2, 2022
Management Fee	1.5% on NAV
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

Fund Summary Stats

Managed Assets[6]	$775.7 million
Leverage[7]	28.6%
Portfolio Companies	177
Average Duration (Years)[8]	1.3
Q4 2022 Annualized Distribution Rate (Class I Share)[9]	8.8%
Last Twelve Months’ Distribution Rate (Class I Share)	6.9%
Portfolio Weighted Average Yield[10]	10.0%
Floating Rate Exposure[11]	66.2%
Senior Secured	85.8%
North America/Europe/Other [12]	79% / 18% / 2%

Apollo Diversified Credit Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

Outlook

After a tumultuous 2022, the US economic and capital markets outlook for 2023 suggests that inflation may have peaked, employment remains strong, and the odds of the Fed engineering a soft-landing have increased. A less aggressive Fed can be bullish for credit and risk assets in general. However, it is our view that capital markets will likely remain volatile in 2023 and high-yield primary credit markets will continue to remain suppressed as capital remains scarce and expensive. Selectivity in asset selection, valuations, and entry points will be paramount.

Performance Attribution

For the month ended December 31, 2022, Apollo Diversified Credit Fund’s (the “Fund”) Class I share (CRDIX) returned -0.11%. This month’s performance was driven by mark-to-market volatility in the Fund’s currency hedges and dislocated credit positions. The Fund’s large scale origination investments continued to perform well with strong income generation and increased earnings power in this higher interest rate regime. With base rates expected to stay higher for longer, we believe floating rate, senior secured loan investments continue to offer attractive risk-adjusted yields in today’s market environment.

The Fund’s Class I shares produced an annualized distribution rate of 8.8% during Q4 2022, representing an increase of 154 basis points (bps) compared to the Q3 2022 distribution rate.9

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Performance based on the Class I share (NASDAQ: CRDIX) of Apollo Diversified Credit Fund. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. Investors of the Class I share do not pay a front-end sales charge/load. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.apollo.com.

Effective May 2, 2022, Griffin Institutional Access® Credit Fund was renamed Apollo Diversified Credit Fund.

Private Credit

As of December 31, 2022

Overview

Private credit continues to represent one of the few capital sources for issuers and financial sponsors, as banks have pulled back capital during this volatile market environment. The secular shift to private financing for financial sponsors and large companies accelerated in 2022, and issuers that normally would have accessed the public markets are turning to direct lenders as their preferred solution. According to Preqin, private debt funds raised $225.7 billion in 2022 and the asset class continues to take market share from other financing sources.13

Further, there is currently approximately $1.3 trillion of private equity dry powder, with approximately 35% concentrated in the top 30 private equity firms.14 We believe this will continue to drive the need for larger financing solutions, which will support our ability to provide solutions to larger, high-quality borrowers at attractive pricing and terms.

The traditional 60/40 portfolio of public equities and bonds performed poorly in 2022.15 We believe investors who have historically relied on the 60/40 portfolio are likely to seek alternatives and turn to private markets as they adjust their holdings for 2023. With the current volatility in the public equity and credit markets, we believe capital providers that can provide scaled solutions, like Apollo, may continue to be rewarded with attractive risk-adjusted returns.

We continue to rotate the Fund portfolio into our targeted composition of 50-70% and anticipate we will achieve this in the near term.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

Large Scale Origination

This strategy targets large corporate and sponsor-backed issuers utilizing Apollo’s proprietary sourcing channels, primarily focused on first lien, senior secured loans.

In Q4 2022, the Fund closed on approximately $108mm par value of new commitments across ten deals, bringing the Fund’s large scale origination exposure to 30% as of year-end. In December, the Fund committed to a credit facility to support the acquisition of a pharmaceuticals company that develops, implements, operates, and maintain mission critical systems for Medicaid, Medicare and related health programs for its state and federal customers. The senior secured loan offers double digit yield with call protection, low LTV (~41%) and 1st priority pledges that, in our opinion, provides an attractive risk-adjusted return.

Other Private Credit Strategies

Within this pillar, the Fund will focus on thematic investment categories and credit asset class expertise across Apollo’s credit platform including, but not limited to, asset-backed lending, middle market direct lending and credit secondaries.

While a smaller part of the portfolio, we believe this strategy will enable the Fund to seek what we believe are favorable risk-adjusted opportunities in an evolving market environment.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Public Credit

As of December 31, 2022

Overview

In December 2022, high yield bond yields and spreads increased by 32 bps and 10 bps to 9.23% and 511 bps, respectively. For context, high yield bond yields and spreads are now 67 bps and 126 bps, respectively, below their 2022 highs. Meanwhile, leveraged loan yields and spreads to maturity increased by 31 bps and 12 bps in December to 9.97% and 592 bps, respectively.2

The yields in the public credit markets remain near multi-decade highs primarily driven by the move in interest rates, and we believe investors are being well compensated to own credit.

In our view, selectivity in asset selection, valuations and entry points will be paramount as the market starts to bifurcate between credit quality and industries in 2023. We see significant opportunities to invest in higher quality names with attractive yields and total return potential, and we believe the breadth of Apollo’s $373 billion credit platform affords differentiated insights to evaluate relative value across industries, asset classes and geographies to optimize the risk-reward for the Fund’s investors.

Levered Performing Credit

The levered performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return.

In our opinion, the return potential across high yield bonds and leveraged loans is attractive today with yields at multi-decade highs while credit fundamentals continue to be resilient.

As of year end 2022, we continue to be defensively positioned with 91% exposure to senior secured credit with weighted average yield and current price of 9.9% and 91 cents, respectively, providing upside convexity alongside steady income in current market environment.

Characteristics

100%
80%
60%
40%
20%
0%
Percent of Total Portfolio
52%
Levered Performing Credit
59%
Loans
41%
Bonds
61%
Floating Rate
91%
Senior Secured
Percent of Levered Performing Credit

The Fund's long-term allocation target for Leveraged Performing Credit is 25-35%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Dislocated Credit

The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.

Despite a recent rebound in the credit market, volatility remains high with the high yield and leveraged loan markets susceptible to outsized moves. These dynamics continue to create opportunities for disciplined investors like Apollo to function as providers of liquidity and capitalize on high-quality, resilient credits that have been sold off due to market technical imbalances.

During December, the Fund took advantage of banks looking to de-risk their balance sheets at year-end, by purchasing a first lien senior secured loan for a software company at a discounted valuation.

Characteristics

11%
Current
0%
30%

Current Average Price	$79
Current YTW[16]	12%
Number of Positions	19
Average Rating	B

The Fund's long-term allocation target for Dislocated Credit is 0-30%.

Structured Credit

The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities.

With central banks across the globe engaging in quantitative tightening, Apollo believes there are likely to be increased instances of market dislocations, similar to those which occurred during 2022 in the United Kingdom and led to forced selling for pension funds with liability-driven investment strategies, and we stand ready to deploy capital as opportunities present themselves.

Characteristics

30%
25%
20%
15%
10%
5%
0%
Percent of Total Portfolio
3%
Structured Credit
58%
8%
34%
CLO Debt
CLO Equity
Other
100%
80%
60%
40%
20%
0%
Percent of Structured Credit

The Fund's long-term allocation target for Structured Credit is 10-30%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Portfolio Detail

As of December 31, 2022

Attribution by Strategy

	December (bps)	Q4 (bps)	7/1–12/31 (bps)	Apollo Inception to Date[5] (bps)
Private Credit	50	92	70	55
Large Scale Origination	46	96	108	–
Other Private Credit Strategies	4	–4	–38	–
Public Credit	–4	368	327	–520
Levered Performing Credit	–7	288	299	–
Dislocated Credit	–8	37	–	–
Structured Credit	11	43	28	–
Currency Hedge	–26	–118	–11	10
Residual[17]	–21	–29	–48	–64
Fees & Expenses	–10	–28	–50	–66
Total (Net)	–11	285	288	–585

Top 10 Holdings as Percentage of Portfolio18

Issuer	Industry[19]	Percent of Allocation
Avalara, Inc.	Software	2.5%
GBT Group Services B.V.	Consumer Finance	2.1%
Zendesk, Inc.	Software	2.0%
Advarra Holdings, Inc.	Health Care Providers & Services	1.9%
McGraw-Hill Education, Inc.	Media	1.7%
Radar Bidco S.a.r.l.	Transportation Infrastructure	1.6%
Frontier Communications Holdings, LLC	Diversified Telecommunication Services	1.4%
Carnival Corporation	Hotels, Restaurants & Leisure	1.4%
Auctane, Inc.	Internet & Direct Marketing Retail	1.4%
MRO Holdings, Inc.	Aerospace & Defense	1.4%

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars, as described above: (1) levered performing credit, (2) dislocated credit, (3) large scale origination, (4) structured credit and (5) other private credit strategies. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and reflects management fees and other expenses charged during the period. Total (Net) performance of Fund’s Class I shares would have been lower had management fees not been waived during the period. The Fund’s share classes also incur additional expenses not deducted herein, such as sales load, third-party brokerage commissions, third-party investment advisory fees paid by investors to a financial intermediary for brokerage services, or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 5 Industry Allocations as Percentage of Portfolio[19]

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of Total Portfolio
13.4%
9.5%
7.6%
6.7%
5.0%
Software
Hotels, Restaurants & Leisure
Health Care Providers & Services
Media
Insurance

Correlation Summary20

As of Dec. 31, 2022	Correlation to Fund: Last 3 Months	Correlation to Fund: Apollo Inception to Date[5]
Bloomberg US Aggregate Bond Index	0.63	0.45
Bloomberg Municipal Bond Index	0.45	0.49
Bloomberg US Corporate Bond Index	0.66	0.53
Morningstar LSTA US Leveraged Loan Index	0.59	0.75
ICE BofA US High Yield Index	0.95	0.91

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

Fund Sub-Adviser

Apollo Diversified Credit Fund is sub-advised by Apollo Credit Management, LLC. Apollo Credit Management, LLC is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”).

Apollo Global Management, Inc. and its consolidated subsidiaries, including the Fund’s investment adviser, has built one of the world’s largest alternative credit platforms, managing $373 billion in institutional and private assets.21 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return — at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.22

$373B in assets under management	3,300+	issuer relationships
	$20B	lent to top 30 sponsor relationships
	300+	dedicated credit investment professionals

Glossary

Attribution: An assessment of the performance of a portfolio or its investments.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg Municipal Bond Index: Measures the performance of US investment grade general obligation and revenue bonds with maturities from one to 30 years.

Bloomberg US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bloomberg US Corporate Bond Index: Measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities issued by US and non-US industrial, utility and financial firms.

Bloomberg US EQ:FI 60:40 Index: Measures cross-asset market performance in the US. The index rebalances monthly to 60% equities and 40% fixed income.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Dry Powder: Refers to cash reserves for purchasing assets or making acquisitions.

ICE BofA US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market.

Important Disclosures (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction ofwes was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). The Expense Limitation Agreements will remain in effect at least through April 30, 2024. Prior to January 1, 2023, the Adviser voluntarily waived or absorbed certain of the operating expenses of the Fund since the commencement of the Fund’s operations.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. All investments contain risk and may lose value. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the debt market, real estate market, and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The use of leverage by the Fund will magnify the Fund’s gains or losses. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

The Fund is advised by Apollo Capital Credit Adviser, LLC (“ACCA”). ACCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is sub-advised by Apollo Credit Management, LLC (“Apollo”). Apollo is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. Apollo and ACCA are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

Endnotes

1.	Source: Bloomberg. Floating rate assets and leveraged loans are represented by the Morningstar LSTA US Leveraged Loan Index. Fixed coupon bonds and high yield bonds are represented by the ICE BofA US High Yield Index. Investment grade bonds are represented by the Bloomberg U.S. Corporate Bond Index.
2.	Source: J.P. Morgan – North America Credit Research, December 2022.
3.	Source: Pitchbook / Leveraged Commentary and Data (LCD).
4.	Source: KBRA Direct lending Deals – Q4 2022.
5.	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
6.	Managed Assets is equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
7.	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
8.	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
9.	Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. Under GAAP, the composition of the Fund’s distribution on December 31, 2022 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue the fee waiver for any specified period of time.
10.	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
11.	Based on the Fund’s total market value exposure to debt securities.
12.	Excludes Cash and Other Net Assets.
13.	Michael O’Connor and Peter Brennan. “Private credit’s appeal grows as economic woes mount.” S&P Global Market Intelligence, January 10, 2023.
14.	Source: S&P Global Market Intelligence, December 2022. Represents both private equity and growth equity dry powder.
15.	As of December 31, 2022. Source: Apollo Analysts using data from the Bloomberg US EQ:FI 60:40 Index.
16.	Yield-to-worst (YTW) is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
17.	Represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
18.	Based on the market value of the funded amount.
19.	Based on the Global Industry Classification Standard (GICS).
20.	Past correlations are not indicative of future correlations, which may vary. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Data source: Morningstar using daily data. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in Apollo Diversified Credit Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of the indices referenced above unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of the indices referenced above.
21.	As of September 30, 2022. Assets Under Management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: 1. the NAV, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than CLOs, CDOs, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of the equity and certain hybrid funds, partnerships and accounts Apollo manages or advise, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require prequalification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV Part1A and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.
22.	The views expressed here are Apollo’s own, unless otherwise noted.

Apollo Diversified Credit Fund	Portfolio Update

December 31, 2022 (Unaudited)

Performance (for the period ended December 31, 2022)

	6 Month	1 Year	3 Year	5 Year	Since Inception****	Inception
Apollo Diversified Credit Fund - A - With Load*	-2.89%	-14.18%	-1.33%	1.49%	2.05%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	3.02%	-8.93%	0.64%	2.70%	3.11%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	2.02%	-9.93%	0.64%	2.70%	3.11%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	3.02%	-8.93%	0.64%	2.70%	3.11%	4/3/17
Apollo Diversified Credit Fund - I - NAV	3.03%	-8.93%	0.64%	2.70%	3.12%	4/3/17
Apollo Diversified Credit Fund - M - NAV	3.02%	-8.94%	–	–	-7.01%	11/2/21
Apollo Diversified Credit Fund - L - With Load***	-1.39%	-12.82%	-0.82%	1.81%	2.04%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	2.97%	-8.95%	0.62%	2.69%	2.88%	9/5/17
Apollo Diversified Credit Fund - F - NAV	3.60%	-8.38%	0.82%	2.81%	2.94%	9/25/17
S&P/LSTA Leveraged Loan Index	3.76%	-5.95%	1.20%	2.75%	3.04%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index. The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund’s current performance is available by calling 1-888-926-2688 or by visiting www.apollodiversifiedcreditfund.com.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board. The Expense Limitation Agreements will remain in effect at least through April 30, 2024. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement between the Adviser and the Fund terminates. Total annual expenses after fee waivers were 2.95%, 3.70%, 2.70%, 3.20%, 1.85%, and 3.45% for Class A, Class C, Class I, Class L, Class F, and Class M, for the period ended December 31, 2022. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and The voluntary waiver is separate and apart from the contractual. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

14	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Portfolio Update

December 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended December 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Annual Report | December 31, 2022	15

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (87.08%)(b)(c)

AEROSPACE & DEFENSE (4.72%)
Amentum Government Services Holdings LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.00%	8.12%	02/15/29	$3,978,085	$3,886,092
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan(e)	United States	3M US L + 8.25%	12.98%	10/09/26	310,000	240,250
MRO Holdings, Inc., First Lien Term Loan, First Lien Term Loan(d)(e)	United States	3M US L + 6.25%	10.99%	12/18/28	10,000,000	9,950,000
Novaria Holdings LLC, First Lien Initial Term Loan	United States	3M SOFR + 5.50%	9.58%	01/27/27	1,529,176	1,382,635
Peraton Corp., First Lien B Term Loan(d)	United States	3M US L + 3.75%	8.13%	02/01/28	6,454,987	6,315,139
Vertex Aerospace Services Corp., First Lien Incremental Term Loan(d)	United States	3M SOFR + 4.00%	8.42%	12/06/28	786,269	781,111
Vertex Aerospace Services Corp., First Lien Incremental Term Loan(d)(f)	United States	L + 3.50%		12/06/28	3,898,834	3,836,102
						26,391,329
AUTOMOTIVE (0.57%)
Dodge Data & Analytics LLC, Second Lien Term Loan	United States	3M SOFR + 8.25%	13.29%	02/25/30	1,513,158	1,028,947
Truck Hero, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	8.13%	01/31/28	2,517,974	2,170,179
						3,199,126
BANKING, FINANCE, INSURANCE & REAL ESTATE : (6.76%)
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan(d)	United States	3M US L + 3.25%	7.63%	05/09/25	3,075,985	3,039,842
Alliant Holdings Intermediate LLC, First Lien 2019 New Term Loan(d)	United States	3M US L + 3.25%	7.63%	05/09/25	754,679	745,917
Apex Group Treasury LLC, First Lien Term Loan(d)	United States	1M SOFR + 5.00%	9.33%	07/27/28	4,687,500	4,570,313
Asurion LLC, Second Lien Term Loan	United States	3M US L + 5.25%	9.63%	01/31/28	2,500,000	1,964,575
Edelman Financial Engines Center LLC, First Lien Term Loan(d)	United States	3M US L + 3.50%	7.88%	04/07/28	2,892,879	2,707,012
Edelman Financial Engines Center LLC, Second Lien Term Loan	United States	3M US L + 6.75%	11.13%	07/20/26	2,500,000	2,260,487
Howden, First Lien Delayed Draw Term Loan, First Lien Term Loan(e)(g)	United Kingdom	SOFR + 5.25%		11/12/27	16,297,143	15,971,200
Howden, First Lien Term Loan(d)(e)	United Kingdom	3M SOFR + 5.25%	9.57%	11/12/27	6,702,857	6,568,800
						37,828,146
BEVERAGE, FOOD & TOBACCO (1.22%)
Froneri International, Ltd., First Lien Facility B1 Term Loan	United Kingdom	6M EUR L + 2.13%	2.76%	01/29/27	€408,853	409,864
IRB Holding Corp., First Lien 2020 Replacement B Term Loan(d)	United States	3M US L + 2.75%	7.13%	02/05/25	$3,936,200	3,907,288
Primary Products Finance LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.00%	8.74%	04/01/29	2,537,667	2,500,972
						6,818,124
CAPITAL EQUIPMENT (0.95%)
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan(d)	United States	3M US L + 4.00%	8.38%	08/31/28	1,523,823	1,485,537
Pro Mach Group, Inc., First Lien Term Loan(d)	United States	1M SOFR + 5.00%	5.50%	08/31/28	122,612	118,320
SPX FLOW, Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.50%	8.92%	04/05/29	3,990,000	3,737,074
						5,340,931

See Notes to Consolidated Financial Statements.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS, PLASTICS, & RUBBER (1.81%)
Deccan Holdings B.V., First Lien Term Loan (1.75% PIK)(e)(h)	India	3M SOFR + 1.75%	6.25%	09/16/25	$3,300,000	$3,283,500
Neptune Husky US Bidco, LLC, First Lien Term Loan(d)	Luxembourg	3M SOFR + 5.00%	9.73%	01/03/29	3,816,066	3,052,852
Olympus Water US Holding Corp., First Lien B Term Loan(d)	United States	3M US L + 3.75%	8.50%	11/09/28	3,969,149	3,820,862
						10,157,214
CONSTRUCTION & BUILDING (1.00%)
Aegion Corp., First Lien Initial Term Loan(d)	United States	3M US L + 4.75%	9.13%	05/17/28	525,661	492,586
LSF10 XL Bidco S.C.A., First Lien Facility B4 Term Loan	Luxembourg	6M EUR L + 3.93%	6.13%	04/12/28 €	1,280,206	1,112,819
Oscar Acquisitionco, LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.50%	9.18%	04/29/29 $	919,643	873,090
Patagonia BidCo, Ltd., Facility B1, First Lien Term Loan	United Kingdom	3M SONIA + 5.25%	8.70%	11/01/28 £	772,595	771,512
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan(d)	United States	3M US L + 3.50%	7.88%	06/02/28 $	2,146,197	2,057,098
SRS Distribution, Inc., First Lien Term Loan(d)	United States	3M SOFR + 3.50%	7.92%	06/02/28	319,833	306,440
						5,613,545
CONSUMER GOODS: DURABLE (0.07%)
Mattress Firm, Inc., First Lien 2021 Term Loan(d)	United States	3M US L + 4.25%	8.44%	09/25/28	431,906	369,280

CONSUMER GOODS: NON-DURABLE (1.44%)
ABG Intermediate Holdings 2 LLC, First Lien 2021 Refinancing Term Loan(d)	United States	3M US L + 3.25%	7.63%	09/27/24	237,941	236,726
ABG Intermediate Holdings 2, First Lien Term Loan(d)(f)	United States	SOFR + 3.50%		12/21/28	3,611,936	3,505,836
ABG Intermediate Holdings 2, Second Lien Term Loan(f)	United States	L + 6.00%		12/20/29	341,398	313,659
Iconix, First Lien Term Loan(e)	United States	3M SOFR + 6.00%	10.73%	08/22/29	2,446,154	2,397,231
Rainbow Finco SARL, First Lien Term Loan	Luxembourg	3M SONIA + 4.75%	6.44%	02/24/29	£1,493,490	1,601,309
						8,054,761
CONTAINERS, PACKAGING & GLASS (2.20%)
LABL, Inc., First Lien Term Loan(d)	United States	3M US L + 5.00%	9.38%	10/29/28	$3,591,220	3,418,392
Mauser Packaging Solutions Holding Company, First Lien Initial Term Loan(d)	United States	3M US L + 3.25%	7.62%	04/03/24	3,992,084	3,905,596
Tekni-Plex, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.83%	09/15/28	1,247,306	1,202,871
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan(d)	United States	3M US L + 4.00%	8.73%	09/15/28	3,366,561	3,240,921
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan(d)	United States	3M US L + 3.25%	7.98%	10/17/24	544,924	539,559
						12,307,339
ENERGY: OIL & GAS (0.00%)
AMH Litigation Trust, First Lien Delayed Draw Term Loan(e)(i)	United States			06/08/25	1,118	–
AMH Litigation Trust, First Lien Delayed Draw Term Loan(e)(i)	United States			06/06/25	1,044	–
						–

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	17

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FOREST PRODUCTS & PAPER (0.17%)
Spa Holdings 3 Oy, First Lien Term Loan(d)	Finland	3M US L + 3.75%	8.48%	02/04/28	$997,500	$957,600

HEALTHCARE & PHARMACEUTICALS (14.40%)
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan(d)(e)(g)	United States	SOFR + 5.75%		08/24/29	1,243,180	1,224,533
Advarra Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.15%	08/24/29	13,756,820	13,550,467
AthenaHealth Group, Inc., First Lien Delayed Draw Term Loan(d)(g)	United States	SOFR + 3.50%		02/15/29	1,149,753	1,387,921
AthenaHealth Group, Inc., First Lien Term Loan(d)	United States	3M SOFR + 3.50%	7.82%	02/15/29	9,382,751	8,147,788
Auris Luxembourg III SARL, First Lien Facility B1A Term Loan	Denmark	3M EUR L + 4.00%	6.44%	02/27/26	€795,720	768,118
Bausch Health Cos., Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.67%	02/01/27	$5,470,516	4,180,405
CHG Healthcare Services, First Lien Term Loan(d)	United States	3M US L + 3.25%	7.63%	09/29/28	3,463,593	3,396,018
CNSI Holdings, First Lien Term Loan(e)(g)	United States	SOFR + 6.50%		12/17/27	1,000,000	965,000
Genesis Care Finance Pty, Ltd., First Lien Facility B4 Term Loan	United Kingdom	6M EUR L + 4.75%	6.65%	05/14/27	€561,618	217,027
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan	Australia	6M US L + 5.00%	9.76%	05/14/27	$1,265,155	462,572
Keystone, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	11.09%	12/17/28	9,000,000	8,685,000
LSCS Holdings/Eversana 11/21, First Lien Term Loan(d)(f)	United States	SOFR + 6.50%		12/16/28	3,674,884	3,520,998
Milano Acquisition Corp., First Lien B Term Loan(d)	United States	3M US L + 4.00%	8.73%	10/01/27	4,889,754	4,602,481
National Mentor Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.25%	11.98%	03/02/29	1,609,442	1,072,291
Ocala Bidco, Inc., First Lien Term Loan (2.75% PIK)(d)(e)(h)	United States	3M US L + 3.50%	8.20%	11/24/28	10,071,042	9,768,910
Ocala Bidco, Inc., Second Lien Term Loan (15.20% PIK)(e)(h)	United States	3M US L + 10.50%	15.20%	11/25/33	103,449	98,794
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan(d)	United States	3M US L + 3.75%	8.13%	03/31/27	3,702,020	3,103,514
Phoenix Newco, Inc., First Lien Term Loan(d)	United States	3M US L + 3.25%	7.63%	11/15/28	2,290,507	2,210,981
Project Dolphin, First Lien Term Loan(e)	United Kingdom	3M SONIA + 6.50%	9.95%	11/18/29	£5,000,000	5,878,548
Tivity Health, Inc., First Lien Term Loan(e)	United States	3M SOFR + 6.00%	10.58%	06/28/29	$7,481,250	7,369,031
						80,610,397
HIGH TECH INDUSTRIES (20.78%)
Access Group PIK, First Lien Delayed Draw Term Loan (4.00% PIK)(e)(g)(h)	United Kingdom	3M SONIA + 5.25%	8.97%	06/28/29	£2,057,000	2,449,520
Access Group PIK, First Lien Term Loan (4.00% PIK)(e)(h)	United Kingdom	3M SONIA + 5.25%	8.68%	06/28/29	3,943,000	4,695,410
Anaplan Inc., First Lien Delayed Draw Term Loan(e)(g)	United States	L + 6.50%		06/21/28	$582,452	570,803
Anaplan Inc., First Lien Term Loan(e)	United States	3M SOFR + 6.50%	10.82%	06/21/29	9,417,548	9,229,197
Auctane, Inc., First Lien Term Loan(d)(e)	United States	3M US L + 5.75%	10.13%	10/05/28	9,974,874	9,974,874
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan(d)	United States	3M US L + 3.75%	8.13%	10/02/25	1,894,588	1,818,378
DCert Buyer, Inc., First Lien Initial Term Loan(d)	United States	1M SOFR + 4.00%	8.70%	10/16/26	3,472,972	3,362,584

See Notes to Consolidated Financial Statements.

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	United States	3M US L + 7.00%	11.70%	02/19/29	$1,403,693	$1,287,186
Digital Media Solutions LLC, First Lien Initial Term Loan(d)	United States	3M US L + 5.00%	9.73%	05/25/26	843,026	720,787
Electronics for Imaging, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 5.00%	9.38%	07/23/26	2,934,980	1,977,105
Flexera Software LLC, First Lien Term Loan(d)	United States	3M US L + 3.75%	8.14%	03/03/28	3,461,041	3,330,179
Imperva, Inc., First Lien Term Loan(d)	United States	3M US L + 4.00%	8.59%	01/12/26	6,449,871	5,301,794
Open Text Corporation, TLB, First Lien Term Loan(d)	Canada	1M SOFR + 3.50%	4.00%	11/16/29	2,813,650	2,754,915
Owl Rock Core Income - Revolver, First Lien Term Loan(e)(g)	United States	SOFR + 7.25%		10/19/28	1,818,182	1,772,727
Owl Rock Core Income, First Lien Term Loan(e)	United States	3M SOFR + 7.25%	11.83%	10/19/28	18,181,818	17,727,273
Proofpoint, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.25%	7.98%	08/31/28	4,962,406	4,783,883
RealPage, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.00%	7.38%	04/24/28	6,382,929	6,082,931
Sovos Compliance LLC, First Lien Initial Term Loan(d)	United States	3M US L + 4.50%	8.88%	08/11/28	4,530,133	4,184,710
Tibco Software, Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.50%	9.18%	09/29/28	10,000,000	8,912,500
UKG, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	8.13%	05/04/26	3,473,077	3,355,235
UKG, Inc., First Lien Term Loan(d)	United States	3M US L + 3.25%	8.03%	05/04/26	129,174	123,200
Ultimate Software, 2021 Incremental, Second Lien Term Loan	United States	3M US L + 5.25%	10.03%	05/03/27	2,499,586	2,306,493
Zendesk Delayed Draw, First Lien Term Loan (3.00% PIK)(e)(g)(h)	United States	SOFR + 6.50%		11/22/28	3,695,652	3,621,739
Zendesk Revolver, First Lien Term Loan(e)(g)	United States	SOFR + 6.50%		11/22/28	1,521,739	1,491,304
Zendesk Term Loan, First Lien Term Loan (3.50% PIK)(e)(h)	United States	3M SOFR + 6.50%	11.04%	11/22/28	14,782,609	14,486,957
						116,321,684
HOTEL, GAMING & LEISURE (6.18%)
Aimbridge Acquisition Co., Inc., First Lien 2021 Term Loan	United States	3M US L + 4.75%	9.10%	02/02/26	138,774	127,456
Aimbridge Acquisition Co., Inc., First Lien Initial 2019 Term Loan	United States	3M US L + 3.75%	8.13%	02/02/26	1,168,323	1,067,193
Ferititta Entertainment, LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.00%	8.32%	01/27/29	5,481,882	5,222,891
NCL Corporation Secured Notes Bridge, First Lien Term Loan(e)(g)(i)	United States			03/31/23	15,000,000	15,000,000
OVG Business Services, LLC, First Lien Term Loan(e)	United States	3M US L + 6.25%	10.64%	11/20/28	3,022,076	2,976,744
Playa Hotels & Resorts B.V., TLB, First Lien Term Loan(d)	United States	1M SOFR + 4.25%	8.58%	01/05/29	3,776,978	3,688,861
Playpower, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	12.00%	05/08/26	1,445,773	1,109,631
Scientific Games Holdings LP, First Lien Term Loan(d)	United States	3M SOFR + 3.50%	8.10%	04/04/29	3,990,000	3,814,819
Varsity Brands Holding Tlb, First Lien Term Loan(d)	United States	3M US L + 3.50%	7.88%	12/16/24	1,611,742	1,557,950
						34,565,545

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	19

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: ADVERTISING, PRINTING & PUBLISHING (4.17%)
Associations Inc., PIK, First Lien Term Loan (2.50% PIK)(e)(h)	United States	1M SOFR + 4.00%	8.86%	07/02/27	$3,038,246	$3,007,863
Getty Images, Inc., First Lien Initial Dollar Term Loan(d)	United States	3M US L + 4.50%	8.94%	02/19/26	2,750,457	2,748,738
Getty Images, Inc., First Lien Initial Euro Term Loan	United States	3M EUR L + 5.00%	7.25%	02/19/26	€290,568	308,705
Houghton Mifflin Harcourt Co., First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.67%	04/09/29	$4,109,037	3,920,268
McGraw-Hill Education, Inc., First Lien Term Loan(d)	United States	3M US L + 4.75%	8.32%	07/28/28	6,393,647	6,035,986
R.R. Donnelley & Sons Co, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.25%	10.67%	11/01/26	7,425,000	7,313,625
						23,335,185
MEDIA: BROADCASTING & SUBSCRIPTION (0.37%)
Virgin Media Ireland, Ltd., First Lien Facility B1 Term Loan	Ireland	6M EUR L + 3.50%	3.86%	07/15/29	€893,224	914,020
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan(d)	United States	3M US L + 2.75%	7.14%	05/18/25	$1,202,605	1,179,756
						2,093,776
RETAIL (2.91%)
Claire’s Stores, Inc., First Lien Term Loan	United States	3M US L + 6.50%	10.88%	12/18/26	1,800,926	1,634,340
Mahwah Bergen Retail Group, Inc., First Lien Tranche B Term Loan(e)(i)(j)	United States	3M US L + 4.50%	4.50%	08/21/22	1,435,369	3,589
Petco Health & Wellness Co., Inc., First Lien Term Loan(d)	United States	1M SOFR + 3.25%	7.83%	03/03/28	9,924,242	9,648,249
Runner Buyer, Inc., First Lien Term Loan(d)	United States	3M US L + 5.50%	10.23%	10/20/28	1,279,003	908,092
Tory Burch LLC, First Lien Initial B Term Loan(d)	United States	3M US L + 3.50%	7.88%	04/16/28	4,398,534	4,075,989
						16,270,259
SERVICES: BUSINESS (11.66%)
Acuity, First Lien Delayed Draw Term Loan(e)	United Kingdom	3M SOFR + 5.25%	9.07%	06/07/29	1,137,500	1,109,062
Acuity, First Lien Term Loan(e)	United Kingdom	3M SOFR + 5.25%	9.58%	06/07/29	6,362,500	6,203,438
CDK Global, Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.50%	9.08%	07/06/29	3,846,154	3,817,962
Comet Bidco, Ltd., First Lien Facility B2 Term Loan	United Kingdom	6M US L + 5.00%	10.21%	09/30/24	2,206,048	1,570,431
Coretrust, First Lien Delayed Draw Term Loan(e)(g)	United States	SOFR + 6.75%		09/30/29	789,474	765,789
Coretrust, First Lien Revolver Loan Term Loan(e)(g)	United States	SOFR + 6.75%		09/30/29	789,474	765,789
Coretrust, First Lien Term Loan(e)	United States	3M SOFR + 6.75%	10.84%	10/01/29	5,421,053	5,258,421
Cornerstone OnDemand, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	8.13%	10/16/28	3,097,148	2,779,690
Deerfield Dakota Holding LLC, First Lien Term Loan(d)	United States	3M SOFR + 3.75%	8.07%	04/09/27	3,969,466	3,717,047
eResearchTechnology, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.50%	8.88%	02/04/27	7,377,139	6,531,055
Galaxy US Opco Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.75%	9.07%	04/29/29	3,000,000	2,722,500
GBT Group Services, First Lien Term Loan (4.00% PIK)(h)	Netherlands	3M US L + 6.50%	11.24%	12/02/26	15,000,000	14,943,750
Marnix SAS, First Lien Facility B (EUR) Term Loan	France	6M EUR L + 3.00%	4.46%	11/19/26	€464,705	473,417

See Notes to Consolidated Financial Statements.

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
Polaris Newco LLC, First Lien Term Loan(d)	United States	3M US L + 4.00%	8.73%	06/02/28	$4,154,339	$3,801,220
Project Ruby Ultimate Parent Corp., First Lien Term Loan(e)	United States	3M SOFR + 5.75%	10.07%	03/10/28	4,987,500	4,800,469
Valor, Inc., First Lien Delayed Draw Term Loan (1.73% PIK)(e)(g)(h)	United Kingdom	EUR L + 5.75%		07/11/29	€1,750,000	1,817,082
Valor, Inc., First Lien Term Loan (1.73% PIK)(e)(h)	United Kingdom	6M EUR L + 5.75%	7.95%	07/11/29	1,410,281	1,464,341
Valor, Inc., First Lien Term Loan (1.73% PIK)(e)(h)	United Kingdom	3M SONIA + 5.75%	9.18%	07/11/29	£2,295,636	2,692,063
						65,233,526
SERVICES: CONSUMER (1.60%)
Delivery Hero SE, First Lien Term Loan(d)	South Korea	3M SOFR + 5.75%	10.01%	08/12/27	$3,980,000	3,848,998
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan(d)	United States	3M SOFR + 4.00%	8.50%	05/04/28	5,339,975	5,108,247
						8,957,245
TELECOMMUNICATIONS (0.76%)
Cincinnati Bell, Inc., First Lien Term Loan(d)	United States	3M SOFR + 3.25%	7.67%	11/22/28	684,212	673,264
LOGIX Holding Company LLC, First Lien Initial Term Loan	United States	3M US L + 5.75%	10.13%	12/22/24	251,912	207,827
Zacapa SARL, First Lien B Term Loan(d)	Luxembourg	6M SOFR + 4.25%	8.83%	03/22/29	3,473,957	3,347,662
						4,228,753
TRANSPORTATION: CARGO (2.05%)
Radar Bidco SARL TL, First Lien Term Loan(e)	Luxembourg	6M EUR L + 7.25%	9.45%	09/30/27	€11,000,000	11,480,534
TRANSPORTATION: CONSUMER (0.54%)
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	United States	3M US L + 4.00%	8.38%	01/25/24	$3,278,758	3,014,408
WHOLESALE (0.75%)
LBM Acquisition LLC, First Lien Term Loan(d)	United States	3M US L + 3.75%	7.12%	12/17/27	4,802,750	4,185,165

TOTAL BANK LOANS (Cost $502,076,239)						487,333,872

CORPORATE BONDS (42.90%)(k)
AEROSPACE & DEFENSE (2.84%)(l)
Allegiant Travel Co.(d)	United States		7.25%	08/15/27	$3,000,000	2,861,850
Allegiant Travel Co.(d)	United States		8.50%	02/05/24	3,722,000	3,724,481
Rolls-Royce PLC	United Kingdom		5.75%	10/15/27	419,000	398,487
TransDigm, Inc.(d)	United States		6.25%	03/15/26	9,000,000	8,904,060
						15,888,878
AUTOMOTIVE (1.43%)(l)
AAG FH LP / AAG FH Finco, Inc.	Canada		9.75%	07/15/24	1,303,000	1,268,565
Carvana Co.	United States		10.25%	05/01/30	14,208,000	6,722,885
						7,991,450
BANKING, FINANCE, INSURANCE & REAL ESTATE (1.93%)(l)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	United States		6.75%	10/15/27	6,429,000	5,790,343
Encore Capital Group, Inc.	United States		4.25%	06/01/28	£672,000	627,593
Ryan Specialty Group LLC(d)	United States		4.38%	02/01/30	$5,000,000	4,363,207
						10,781,143

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	21

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BEVERAGE, FOOD & TOBACCO (0.80%)(l)
Market Bidco Finco PL	United Kingdom		5.50%	11/04/27	£4,870,000	$4,511,385

CHEMICALS, PLASTICS, & RUBBER (1.43%)(l)
Avient Corp.	United States		7.13%	08/01/30	$4,480,000	4,417,000
Olympus Water US Holding Corp.(d)	United States		7.13%	10/01/27	3,750,000	3,588,562
						8,005,562
CONSTRUCTION & BUILDING (2.22%)(l)
K Hovnanian Enterprises, Inc.	United States		7.75%	02/15/26	8,112,000	7,915,646
Standard Industries, Inc.	United States		4.75%	01/15/28	5,000,000	4,505,700
						12,421,346
ENERGY: OIL & GAS (3.84%)
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.(i)(j)	United States			12/15/24	968,000	3,630
Chesapeake Energy Corp.(l)	United States		5.88%	02/01/29	1,500,000	1,425,052
Energy Transfer LP, Series H(c)	United States	5Y US T + 5.69%	6.50%	11/15/69	7,500,000	6,468,750
Moss Creek Resources Holdings, Inc.(l)	United States		10.50%	05/15/27	10,000,000	9,506,000
Venture Global Calcasieu Pass LLC(l)	United States		3.88%	11/01/33	5,000,000	4,083,800
						21,487,232
FOREST PRODUCTS & PAPER (0.29%)(d)(l)
Ahlstrom-Munksjo Holding 3 Oy	Finland		4.88%	02/04/28	2,000,000	1,626,375
HEALTHCARE & PHARMACEUTICALS (3.13%)
Bausch Health Cos., Inc.(l)	United States		5.50%	11/01/25	332,000	282,504
CAB SELAS	France		3.38%	02/01/28	€3,000,000	2,590,862
Embecta Corp.(d)(l)	United States		5.00%	02/15/30	$7,500,000	6,318,750
Medline Borrower LP(d)(l)	United States		3.88%	04/01/29	10,000,000	8,072,100
US Acute Care Solutions LLC(l)	United States		6.38%	03/01/26	266,000	236,363
						17,500,579
HIGH TECH INDUSTRIES (2.15%)(l)
CA Magnum Holdings(d)	India		5.38%	10/31/26	4,899,000	4,470,337
Cloud Software Group Holdings, Inc.	United States		6.50%	03/31/29	3,535,000	2,991,389
Entegris Escrow Corp.(d)	United States		4.75%	04/15/29	5,000,000	4,559,288
						12,021,014
HOTEL, GAMING & LEISURE (8.05%)
Allwyn Entertainment Financing UK PLC(c)(l)	United Kingdom	3M EUR L + 4.13%	5.89%	02/15/28	€764,000	799,171
Carnival Corp.(l)	United States		4.00%	08/01/28	$6,000,000	4,896,210
Carnival Corp.(l)	United States		9.88%	08/01/27	145,000	137,496
Carnival Corp.(l)	United States		10.50%	02/01/26	5,000,000	5,022,869
Carnival Holdings Bermuda, Ltd.(l)	United States		10.38%	05/01/28	4,895,000	5,028,315
Life Time, Inc.(d)(l)	United States		5.75%	01/15/26	7,500,000	6,969,375
Loarre Investments Sarl(l)	Luxembourg		6.50%	05/15/29	€7,000,000	6,941,348
Marriott Ownership Resorts, Inc.(d)(l)	United States		6.13%	09/15/25	$5,000,000	5,147,812
MGM Resorts International	United States		6.75%	05/01/25	5,000,000	5,033,931
Royal Caribbean Cruises, Ltd.(d)(l)	United States		8.25%	01/15/29	3,400,000	3,421,250
Royal Caribbean Cruises, Ltd.(l)	United States		9.25%	01/15/29	1,600,000	1,646,160
						45,043,937
MEDIA: ADVERTISING, PRINTING & PUBLISHING (2.34%)(l)
Cimpress PLC	Ireland		7.00%	06/15/26	875,000	605,435
Gannett Holdings LLC	United States		6.00%	11/01/26	7,500,000	6,167,500
McGraw-Hill Education, Inc.(d)	United States		5.75%	08/01/28	7,500,000	6,315,375
						13,088,310

See Notes to Consolidated Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: BROADCASTING & SUBSCRIPTION (4.04%)
Altice France SA(l)	France		5.50%	10/15/29	$10,000,000	$7,636,000
CCO Holdings LLC / CCO Holdings Capital Corp.(l)	United States		4.50%	06/01/33	2,500,000	1,921,900
Charter Communications Operating LLC / Charter Communications Operating Capital	United States		3.50%	03/01/42	3,750,000	2,429,165
Vmed O2 UK Financing I PLC	United Kingdom		4.50%	07/15/31	£6,026,000	5,596,102
Ziggo BV(l)	Netherlands		4.88%	01/15/30	$6,000,000	5,024,370
						22,607,537
RETAIL (1.67%)
Bath & Body Works, Inc.	United States		7.50%	06/15/29	3,178,000	3,140,261
Guitar Center, Inc.(d)(l)	United States		8.50%	01/15/26	7,501,000	6,218,779
						9,359,040
SERVICES: BUSINESS (2.13%)(l)
Advantage Sales & Marketing, Inc.	United States		6.50%	11/15/28	7,500,000	5,737,387
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl	United States		4.63%	06/01/28	7,500,000	6,192,000
						11,929,387
TELECOMMUNICATIONS (2.83%)
Frontier Communications Holdings LLC(d)(l)	United States		8.75%	05/15/30	10,000,000	10,213,907
Lorca Telecom Bondco SA	Spain		4.00%	09/18/27	€5,876,000	5,656,098
						15,870,005
TRANSPORTATION: CONSUMER (0.69%)(l)
Anarafe SL (11.75% PIK)(c)(h)	Spain	3M EUR L + 11.75%	17.15%	03/31/26	852,217	620,332
Hertz Corp.	United States		5.00%	12/01/29	$4,255,000	3,222,737
						3,843,069
UTILITIES: ELECTRIC (1.09%)
Covanta Holding Corp.	United States		5.00%	09/01/30	7,500,000	6,081,250

TOTAL CORPORATE BONDS (Cost $259,760,098)						240,057,499

CONVERTIBLE CORPORATE BONDS (0.99%)

BANKING, FINANCE, INSURANCE & REAL ESTATE (0.21%)
Apollo Commercial Real Estate Finance, Inc. (k)	United States		5.38%	10/15/23	$1,216,000	1,188,408

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.78%)
Gannett Co., Inc.(e)(k)	United States		6.00%	12/01/27	5,000,000	4,359,597

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $6,288,403)						5,548,005

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (2.90%)
DEBT (2.56%)(c)
Anchorage Credit Funding 13, Ltd., Series 2021-13A(l)	Cayman Islands	6.84%	6.84%	07/27/39	$350,000	280,259

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	23

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Anchorage Credit Funding 13, Ltd., Series 2021-13A(l)	Cayman Islands	6.92%	6.92%	07/27/39	$2,300,000	$1,849,060
Anchorage Credit Funding 14, Ltd., Series 2021-14A(l)	Cayman Islands	7.45%	7.45%	01/21/40	850,000	685,630
Basswood Park CLO, Ltd., Series 2021-1A(l)	Cayman Islands	3M US L + 6.15%	10.39%	04/20/34	2,000,000	1,770,212
Bilbao CLO II DAC, Series 2021-2A(l)	Ireland	3M EUR L + 5.97%	7.77%	08/20/35	€2,000,000	1,742,449
Cabinteely Park CLO DAC, Series 2021-1X	Ireland	3M EUR L + 6.26%	8.06%	08/15/34	2,000,000	1,654,008
CIFC European Funding CLO IV DAC, Series 2021-4X	Ireland	3M EUR L + 5.97%	7.37%	08/18/35	1,020,000	851,896
Contego Clo V DAC, Series 2018-5A(l)	Ireland	3M EUR L + 1.80%	3.18%	01/15/31	250,000	248,032
Fortress Credit BSL XVII, Ltd., Series 2022- 1A(l)	Cayman Islands	3M SOFR + 8.15%	12.19%	10/23/34	$3,000,000	2,774,796
Milltown Park CLO DAC, Series 2018-1A(l)	Ireland	3M EUR L + 1.80%	3.18%	01/15/31	€250,000	244,750
Octagon 53, Ltd., Series 2021-1A(l)	Cayman Islands	3M US L + 6.50%	10.58%	04/15/34	$2,000,000	1,720,258
Palmer Square CLO 2021-1, Ltd., Series 2021-1A(l)	Cayman Islands	3M US L + 2.70%	6.94%	04/20/34	550,000	508,365
						14,329,715
EQUITY (0.34%)(m)
Anchorage Credit Funding 13, Ltd., Series 2021-13A(l)	Cayman Islands		6.92%	07/27/39	$850,000	543,245
Ares XXXIV CLO, Ltd., Series 2015-2X	Cayman Islands		6.84%	07/29/26	3,750,000	1,371,855
						1,915,100
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $18,521,714)						16,244,815

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED MORTGAGE OBLIGATIONS (1.48%)(c)
Freddie Mac STACR REMIC Trust 2022- DNA3, Series 2022-DNA3(l)	United States	1M SOFR + 4.35%	8.28%	04/25/42	$6,605,481	6,371,709
Freddie Mac STACR REMIC Trust 2022- DNA3, Series 2022-DNA3(l)	United States	1M SOFR + 5.65%	9.58%	04/25/42	2,000,000	1,900,638
						8,272,347
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,375,372)						8,272,347

		Shares	Value
EQUITY INTERESTS (0.27%)(n)
ENERGY: OIL & GAS (0.27%)
Bruin Blocker LLC(e)(i)	United States	27,864	–
PureWest LLC Common, Class A	United States	72,777	1,473,734
			1,473,734
HOTEL, GAMING & LEISURE (0.00%)(e)(i)
Cineworld Group plc Warrant, Strike Price $41.49	United States	84,898	5,132

TRANSPORTATION: CONSUMER (0.00%)(e)(i)
Bahia De Las Isletas A2	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	–
Bahia De Las Isletas B2	Spain	2,162	–

See Notes to Consolidated Financial Statements.

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Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

		Shares	Value
EQUITY INTERESTS (continued)
TRANSPORTATION: CONSUMER (continued)
Bahia De Las Isletas B3	Spain	375	$–
			–
TOTAL EQUITY INTERESTS (Cost $38,001)			1,478,866

TOTAL INVESTMENTS (135.62%) (Cost $795,059,827)			$758,935,404

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT-TERM INVESTMENTS (3.00%)(d)
Goldman Sachs Financial Square Government Fund	2.32%	16,812,851	16,812,851

TOTAL SHORT-TERM INVESTMENTS (Cost $16,812,851)			16,812,851

Liabilities in Excess of Other Assets (-38.62%)			(216,114,391)
NET ASSETS (100.00%)			$559,633,864

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	25

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Reference Rates:

1M US L - 1 Month US LIBOR as of December 31, 2022 was 4.39%

3M US L - 3 Month US LIBOR as of December 31, 2022 was 4.77%

6M US L - 6 Month US LIBOR as of December 31, 2022 was 5.14%

3M EUR L - 3 Month EURIBOR as of December 31, 2022 was 2.16%

6M EUR L - 6 Month EURIBOR as of December 31, 2022 was 2.73%

1M US SOFR – 1 Month US SOFR as of December 31, 2022 was 4.31%

3M US SOFR – 3 Month US SOFR as of December 31, 2022 was 4.25%

3M SONIA - 3 Month SONIA as of December 31, 2022 was 3.43%

6M SONIA - 6 Month SONIA as of December 31, 2022 was 2.81%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2022. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(d)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.
(e)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 2).
(f)	Investment or portion thereof has not settled as of December 31, 2022. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate (“LIBOR” or “L”) as referenced above or Euro Interbank Offered Rate (“EURIBOR” or “EUR L”) as referenced above; the Fund will not accrue interest until the settlement date at which point LIBOR or EURIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.
(g)	Investment or portion thereof was not funded as of December 31, 2022. The Fund had $46,317,208 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Access Group PIK, First Lien Delayed Draw Term Loan	$2,486,822	$1,929,944	$556,878
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	1,243,180	–	1,243,180
Anaplan Inc., First Lien Delayed Draw Term Loan	582,452	–	582,452
AthenaHealth Group, Inc., First Lien Delayed Draw Term Loan^	1,149,753	–	1,149,753
CNSI Holdings, First Lien Term Loan	1,000,000	–	1,000,000
Coretrust, First Lien Delayed Draw Term Loan	789,474	–	789,474
Coretrust, First Lien Revolver Loan Term Loan	789,474	–	789,474
Howden, First Lien Delayed Draw Term Loan, First Lien Term Loan	16,297,143	–	16,297,143
NCL Corporation Secured Notes Bridge, First Lien Term Loan	15,000,000	–	15,000,000
Owl Rock Core Income - Revolver, First Lien Term Loan	1,818,182	–	1,818,182
Valor, Inc., First Lien Delayed Draw Term Loan^	1,873,281	–	1,873,281
Zendesk Delayed Draw, First Lien Term Loan	3,695,652	–	3,695,652
Zendesk Revolver, First Lien Term Loan	1,521,739	–	1,521,739
Total	$48,247,152	$1,929,944	$46,317,208

^ Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(h)	Paid in kind security which may pay interest in additional par.
(i)	Non-income producing security.
(j)	See Note 2 regarding defaulted securities.
(k)	Fixed rate security.
(l)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2022, the aggregate market value of such securities was $223,696,854, representing 39.97% of net assets.

See Notes to Consolidated Financial Statements.

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Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

(m)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(n)	Securities may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2022, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value December 31, 2022	Value as Percentage of Net Assets December 31, 2022
Bahia De Las Isletas A2	02/17/2022	$–	$–	–%
Bahia De Las Isletas A3	02/17/2022	16,700	–	–
Bahia De Las Isletas B2	02/17/2022	–	–	–
Bahia De Las Isletas B3	02/17/2022	21,301	–	–
Bruin Blocker LLC	08/31/2020	–	–	–
Cineworld Group plc Warrant	11/23/2020	–	5,132	–
PureWest LLC Common, Class A	09/28/2020	–	1,473,734	0.27
Total		$38,001	$1,478,866	0.27%

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	27

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

December 31, 2022

Common Abbreviations: CLO - Collateralized Loan Obligation
EURIBOR or EUR L - Euro Interbank Offered Rate
GmbH - German Company with limited liability
L or LIBOR - London Interbank Offered Rate
LLC - Limited Liability Company
LLLP - Limited Liability Limited Partnership
LP - Limited Partnership
Ltd - Limited Company
PIK - Payment in Kind
PLC - Public Limited Company
Reg S - Regulation S
S.A. - Société Anonyme
SARL - Société A Responsabilité Limitée
SONIA - Sterling Overnight Index Average
SOFR - Secured Overnight Financing Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	03/31/23	EUR	15,161,964	USD	15,052,859	$109,105
Bank of New York Mellon	03/15/23	USD	20,496	AUD	20,484	12
Bank of New York Mellon	03/15/23	USD	31,393,822	GBP	30,979,277	414,545
						$523,662

Bank of New York Mellon	03/15/23	GBP	2,167,823	USD	2,180,855	$(13,032)
Bank of New York Mellon	03/31/23	USD	58,969,617	EUR	59,194,121	(224,504)
						$(237,536)

The gross amounts of derivative assets and derivative liabilities, presented in the accompanying Consolidated Statement of Assets and Liabilities, in the amount of $523,662 and $(237,536), respectively, are not subject to an enforceable master netting agreement.

See Notes to Consolidated Financial Statements.

28	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2022

ASSETS
Investments, at fair value (Cost $795,059,827)	$758,935,404
Short term investments (Cost $16,812,851)	16,812,851
Cash	51,394,318
Foreign currency, at value (Cost $666,819)	667,094
Receivable for investments sold	17,757,576
Interest receivable	6,821,244
Receivable for shares sold	5,775,052
Unamortized debt issuance costs (Note 7)	869,929
Unrealized appreciation on forward foreign currency contracts (Note 3)	523,662
Receivable due from Adviser (Note 4)	69,097
Prepaid expenses and other assets	235,827
Total Assets	859,862,054
LIABILITIES
Payable for lines of credit (Note 7)	221,500,000
Payable for investments purchased	63,059,600
Payable for distributions to shareholders	11,935,912
Payable for lines of credit interest (Note 7)	2,631,285
Unrealized depreciation on forward foreign currency contracts (Note 3)	237,536
Payable for custody fees	185,999
Payable for administration fees (Note 4)	157,681
Payable for audit and tax fees	132,251
Payable for printing fees	86,675
Payable for distribution fees (Note 4)	52,458
Payable for credit facility unfunded commitment fee (Note 7)	40,355
Payable for credit facility fees (Note 7)	40,287
Payable for shareholder servicing fees (Note 4)	32,673
Payable for compliance service fees (Note 4)	10,261
Payable for transfer agency fees (Note 4)	4,464
Accrued expenses and other liabilities	120,753
Total Liabilities	300,228,190
NET ASSETS	$559,633,864
NET ASSETS CONSIST OF
Paid-in capital	$654,742,701
Total accumulated deficit	(95,108,837)
NET ASSETS	$559,633,864

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	29

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

December 31, 2022

PRICING OF SHARES
Class A:
Net asset value	$20.82
Net assets	$61,499,626
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,953,556
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$22.09
Class C:
Net asset value and maximum offering price	$20.82
Net assets	$77,088,196
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,702,725
Class I:
Net asset value and maximum offering price	$20.82
Net assets	$391,880,542
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,823,239
Class M:
Net asset value and maximum offering price	$20.82
Net assets	$208,161
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,999
Class L:
Net asset value	$20.81
Net assets	$12,189,911
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	585,707
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$21.73
Class F:
Net asset value and maximum offering price	$20.82
Net assets	$16,767,428
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	805,274

See Notes to Consolidated Financial Statements.

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Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2022
INVESTMENT INCOME
Interest income	$50,985,260
Dividend Income	888,025
Total Investment Income	$51,873,285

EXPENSES
Investment advisory fees (Note 4)	9,956,328
Administration fees (Note 4)	575,301
Transfer agency fees (Note 4)	300,495
Shareholder servicing fees (Note 4):
Class A	158,427
Class C	191,165
Class L	30,611
Distribution fees (Note 4):
Class C	573,496
Class M	1,069
Class L	30,611
Credit facility interest expense (Note 7)	6,395,809
Legal fees	725,642
Audit and tax fees	275,001
Reports to shareholders and printing fees	271,930
Compliance service fees (Note 4)	231,888
Trustees’ fees (Note 4)	190,071
Amortization of debt issuance costs (Note 7)	187,541
Income tax expense	170,221
Insurance fees	140,366
Credit facility unfunded commitment fee (Note 7)	99,678
Custody fees	92,861
Credit facility fees (Note 7)	74,606
State registration fees	69,891
Other expenses	389,439
Total Expenses	21,132,447
Fees waived/expenses reimbursed by Adviser (Note 4)	(7,881,956)
Net Expenses	13,250,491
Net Investment Income	38,622,794
NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized loss on investments	(61,173,424)
Net realized gain on forward foreign currency transactions	10,473,851
Net realized gain on foreign currency translation	193,729
Net realized loss	(50,505,844)
Net change in unrealized depreciation on investments	(42,093,784)
Net change in unrealized depreciation on forward foreign currency transactions	(1,501,400)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(283,704)
Net change in unrealized depreciation	(43,878,888)
NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	(94,384,732)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,761,938)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	31

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income	$38,622,794	$32,842,019
Net realized gain/(loss)	(50,505,844)	12,983,186
Net change in unrealized depreciation	(43,878,888)	(3,723,908)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(55,761,938)	42,101,297
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(4,392,503)	(4,998,279)
Class C
From distributable earnings	(5,263,453)	(4,324,803)
Class I
From distributable earnings	(27,621,960)	(21,469,720)
Class M(a)
From distributable earnings	(15,213)	(2,451)
Class L
From distributable earnings	(870,816)	(789,338)
Class F
From distributable earnings	(1,369,818)	(1,370,013)
Total Distributions to Shareholders	(39,533,763)	(32,954,604)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	12,818,961	22,012,675
Distributions reinvested	2,186,960	2,666,052
Shares redeemed (Note 8)	(13,808,534)	(16,828,116)
Exchanged out	(1,224,719)	(19,101,663)
Class C
Shares sold	17,249,489	20,002,671
Distributions reinvested	2,325,849	1,838,229
Shares redeemed (Note 8)	(5,403,887)	(5,676,030)
Exchanged out	(2,148,188)	(2,661,643)
Class I
Shares sold	123,386,368	182,728,016
Distributions reinvested	12,703,107	9,298,483
Shares redeemed (Note 8)	(123,507,966)	(56,169,488)
Exchanged in	3,425,049	21,877,697
Class M(a)
Exchanged in	–	245,500
Class L
Shares sold	539,865	2,579,103
Distributions reinvested	478,244	384,122
Shares redeemed (Note 8)	(401,199)	(826,279)
Exchanged out	(30,049)	(260,501)
Class F
Distributions reinvested	145,121	120,807
Shares redeemed (Note 8)	(1,579,776)	(2,122,011)
Exchanged out	(22,093)	(99,390)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	27,132,602	160,008,234
Net increase/(decrease) in net assets	(68,163,099)	169,154,927
NET ASSETS:
Beginning of year	627,796,963	458,642,036
End of year	$559,633,864	$627,796,963

See Notes to Consolidated Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	2,940,435	3,398,258
Shares sold	575,620	900,426
Distributions reinvested	101,850	108,899
Shares redeemed (Note 8)	(607,302)	(689,806)
Exchanged out	(57,047)	(777,342)
Net increase/(decrease) in shares outstanding	13,121	(457,823)
Ending shares	2,953,556	2,940,435
Class C
Beginning shares	3,164,548	2,613,584
Shares sold	770,977	816,545
Distributions reinvested	108,768	75,076
Shares redeemed (Note 8)	(243,665)	(231,854)
Exchanged out	(97,903)	(108,803)
Net increase in shares outstanding	538,177	550,964
Ending shares	3,702,725	3,164,548
Class I
Beginning shares	18,051,828	11,610,519
Shares sold	5,493,448	7,469,463
Distributions reinvested	593,328	379,687
Shares redeemed (Note 8)	(5,472,599)	(2,298,739)
Exchanged in	157,234	890,898
Net increase in shares outstanding	771,411	6,441,309
Ending shares	18,823,239	18,051,828
Class M(a)
Beginning shares	9,999	–
Exchanged in	–	9,999
Net increase in shares outstanding	–	9,999
Ending shares	9,999	9,999
Class L
Beginning shares	559,179	482,514
Shares sold	22,757	105,389
Distributions reinvested	22,303	15,689
Shares redeemed (Note 8)	(17,308)	(33,715)
Exchanged out	(1,224)	(10,698)
Net increase in shares outstanding	26,528	76,665
Ending shares	585,707	559,179
Class F
Beginning shares	869,758	955,874
Distributions reinvested	6,818	4,940
Shares redeemed (Note 8)	(70,263)	(86,997)
Exchanged out	(1,039)	(4,059)
Net decrease in shares outstanding	(64,484)	(86,116)
Ending shares	805,274	869,758

(a)	Class M shares commenced operations on November 2, 2021.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	33

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2022
Operating Activities:
Net decrease in net assets resulting from operations	$(55,761,938)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(1,191,759,497)
Proceeds from sale of investments	1,093,125,146
Net purchases of short-term investments	(16,812,851)
Net realized loss on investments	61,173,424
Net realized gain on foreign currency transactions	(10,473,851)
Net change in unrealized depreciation on investments	42,093,784
Net unrealized depreciation on forward foreign currency contracts	1,501,400
Amortization and accretion of discounts and premiums, net	(3,501,264)
Change in operating assets and liabilities:
Interest receivables	(919,263)
Receivable due from adviser	(69,097)
Prepaid expenses and other assets	(146,588)
Payable for investment advisory fees	(394,901)
Payable for distribution fees	999
Payable for shareholder servicing fees	(1,206)
Payable for transfer agency fees	(49,864)
Payable for lines of credit interest	2,131,469
Payable for administration fees	(170,928)
Payable for trustees’ fees	(33,750)
Payable for legal fees	(62,705)
Payable for audit and tax fees	(220,749)
Payable for custody fees	92,771
Payable for compliance service fees	(41,892)
Payable for printing fees	32,663
Payable for credit facility fees	40,287
Payable for credit facility unfunded commitment fee	30,629
Accrued expenses and other liabilities	(45,256)
Net cash used in operating activities	(80,243,028)

Financing Activities:
Cash provided by lines of credit (net)	87,554,676
Proceeds from shares sold	154,512,321
Cost of shares redeemed	(144,701,362)
Distributions paid to shareholders	(18,896,668)
Debt issuance costs	(622,081)
Amortization of debt issuance costs	187,541
Net cash provided by financing activities	78,034,427
Net decrease in cash during the year	(2,208,601)
Effect of foreign exchange rate changes on cash	1,195,465

Cash and cash equivalents, beginning of year	$53,074,548
Cash and cash equivalents, end of year	$52,061,412

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$17,839,281
Cash paid during the year for interest from line of credit:	$4,264,340
Cash paid during the year for taxes:	$142,445

See Notes to Consolidated Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$49,759,227
Cash collateral for credit facility	$3,315,321
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$51,394,318
Foreign currency, at value	$667,094

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	35

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$24.53	$24.06		$24.89		$24.01		$25.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.49	1.53		1.28		1.59		1.52
Net realized and unrealized gain/(loss)	(3.68)	0.47		(0.65)		1.01		(1.27)
Total from investment operations	(2.19)	2.00		0.63		2.60		0.25

DISTRIBUTIONS:
From net investment income(b)	(1.52)	(1.53)		(1.46)		(1.72)		(1.54)
Total distributions	(1.52)	(1.53)		(1.46)		(1.72)		(1.54)

Net increase/(decrease) in net asset value	(3.71)	0.47		(0.83)		0.88		(1.29)
Net asset value, end of year	$20.82	$24.53		$24.06		$24.89		$24.01
TOTAL RETURN(c)	(8.93)%	8.49%		3.16%		11.04%		0.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$61,500	$72,120		$81,766		$65,930		$31,350
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.75%	3.10%		2.79%		2.97%		3.32%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.32%	1.72	%(d)	1.25	%(d)	0.54	%(d)	0	%(e)
Ratio of net investment income to average net assets	6.69%	6.26%		5.59%		6.45%		6.09%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.64%	2.76%		2.79%		2.97%		3.32%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.21%	1.38	%(d)	1.25	%(d)	0.54	%(d)	0	%(e)

Portfolio turnover rate(f)	148%	73%		98%		72%		56%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(e)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	37

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$24.53	$24.06		$24.89		$24.01		$25.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.49	1.53		1.28		1.58		1.52
Net realized and unrealized gain/(loss)	(3.68)	0.47		(0.65)		1.02		(1.27)
Total from investment operations	(2.19)	2.00		0.63		2.60		0.25

DISTRIBUTIONS:
From net investment income(b)	(1.52)	(1.53)		(1.46)		(1.72)		(1.54)
Total distributions	(1.52)	(1.53)		(1.46)		(1.72)		(1.54)

Net increase/(decrease) in net asset value	(3.71)	0.47		(0.83)		0.88		(1.29)
Net asset value, end of year	$20.82	$24.53		$24.06		$24.89		$24.01
TOTAL RETURN(c)	(8.93)%	8.49%		3.16%		11.04%		0.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$77,088	$77,619		$62,889		$49,083		$18,091
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.50%	3.84%		3.54%		3.73%		4.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.32%	1.73	%(d)	1.25	%(d)	0.56	%(d)	0	%(e)
Ratio of net investment income to average net assets	6.71%	6.25%		5.59%		6.41%		6.12%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.39%	3.50%		3.54%		3.73%		4.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.21%	1.39	%(d)	1.25	%(d)	0.56	%(d)	0	%(e)

Portfolio turnover rate(f)	148%	73%		98%		72%		56%

See Notes to Consolidated Financial Statements.

38	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(e)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	39

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$24.53	$24.06		$24.89		$24.01		$25.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.49	1.52		1.28		1.59		1.52
Net realized and unrealized gain/(loss)	(3.68)	0.49		(0.65)		1.01		(1.27)
Total from investment operations	(2.19)	2.01		0.63		2.60		0.25

DISTRIBUTIONS:
From net investment income(b)	(1.52)	(1.54)		(1.46)		(1.72)		(1.54)
Total distributions	(1.52)	(1.54)		(1.46)		(1.72)		(1.54)

Net increase/(decrease) in net asset value	(3.71)	0.47		(0.83)		0.88		(1.29)
Net asset value, end of year	$20.82	$24.53		$24.06		$24.89		$24.01
TOTAL RETURN(c)	(8.93)%	8.50%		3.16%		11.04%		0.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$391,881	$442,765		$279,376		$236,901		$118,119
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.50%	2.84%		2.54%		2.72%		3.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.32%	1.73	%(d)	1.25	%(d)	0.54	%(d)	0	%(e)
Ratio of net investment income to average net assets	6.69%	6.24%		5.60%		6.44%		6.12%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.39%	2.50%		2.54%		2.72%		3.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.21%	1.39	%(d)	1.25	%(d)	0.54	%(d)	0	%(e)

Portfolio turnover rate(f)	148%	73%		98%		72%		56%

See Notes to Consolidated Financial Statements.

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(e)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	41

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2022		For the Period November 2, 2021 (Commencement of Operations) to December 31, 2021
Net asset value, beginning of year	$24.53		$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.49		0.23
Net realized and unrealized loss	(3.68)		–
Total from investment operations	(2.19)		0.23

DISTRIBUTIONS:
From net investment income(b)	(1.52)		(0.25)
Total distributions	(1.52)		(0.25)

Net (decrease) in net asset value	(3.71)		(0.02)
Net asset value, end of year	$20.82		$24.53
TOTAL RETURN(c)	(8.94)%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$208		$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.98%		3.57	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.32	%(e)	1.85	%(d)(e)
Ratio of net investment income to average net assets	6.68%		5.82	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.87%		3.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.21	%(e)	1.50	%(d)(e)

Portfolio turnover rate(f)	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$24.52	$24.05		$24.89		$24.01		$25.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.49	1.53		1.28		1.57		1.53
Net realized and unrealized gain/(loss)	(3.68)	0.47		(0.66)		1.03		(1.28)
Total from investment operations	(2.19)	2.00		0.62		2.60		0.25

DISTRIBUTIONS:
From net investment income(b)	(1.52)	(1.53)		(1.46)		(1.72)		(1.54)
Total distributions	(1.52)	(1.53)		(1.46)		(1.72)		(1.54)

Net increase/(decrease) in net asset value	(3.71)	0.47		(0.84)		0.88		(1.29)
Net asset value, end of year	$20.81	$24.52		$24.05		$24.89		$24.01
TOTAL RETURN(c)	(8.95)%	8.49%		3.13%		11.05%		0.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,190	$13,711		$11,606		$5,537		$1,831
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.98%	3.31%		3.05%		3.19%		3.45%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.32%	1.73	%(d)	1.25	%(d)	0.59	%(d)	0	%(e)
Ratio of net investment income to average net assets	6.69%	6.25%		5.58%		6.38%		6.14%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.87%	2.97%		3.05%		3.19%		3.45%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.21%	1.39	%(d)	1.25	%(d)	0.59	%(d)	0	%(e)

Portfolio turnover rate(f)	148%	73%		98%		72%		56%

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	43

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(e)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$24.53	$24.07		$24.90		$24.01		$25.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.61	1.53		1.28		1.63		1.50
Net realized and unrealized gain/(loss)	(3.67)	0.46		(0.65)		0.97		(1.26)
Total from investment operations	(2.06)	1.99		0.63		2.60		0.24

DISTRIBUTIONS:
From net investment income(b)	(1.65)	(1.53)		(1.46)		(1.71)		(1.53)
Total distributions	(1.65)	(1.53)		(1.46)		(1.71)		(1.53)

Net increase/(decrease) in net asset value	(3.71)	0.46		(0.83)		0.89		(1.29)
Net asset value, end of year	$20.82	$24.53		$24.07		$24.90		$24.01
TOTAL RETURN(c)	(8.38)%	8.44%		3.15%		11.06%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,767	$21,337		$23,004		$25,965		$26,843
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.50%	2.84%		2.54%		2.70%		3.03%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.76%	1.72	%(d)	1.25	%(d)	0.43	%(d)	0	%(e)
Ratio of net investment income to average net assets	7.24%	6.27%		5.60%		6.58%		5.99%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.39%	2.50%		2.54%		2.70%		3.03%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.65%	1.38	%(d)	1.25	%(d)	0.43	%(d)	0	%(e)

Portfolio turnover rate(f)	148%	73%		98%		72%		56%

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	45

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(e)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Information about the Fund’s senior securities is shown in the following table:

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)
Lines of Credit Total Amount Outstanding (000’s)	$221,500	$133,945	N/A	N/A	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(b)	$3,527	$5,691	N/A	N/A	N/A

(a)	The Fund did not have a Line of Credit during this period.
(b)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the “Asset Coverage Per $1,000 of Lines of Credit Outstanding.”

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2022	47

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

1. ORGANIZATION

Apollo Diversified Credit Fund (formerly, Griffin Institutional Access Credit Fund) (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) (the “Adviser”). BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP, previously served as the Fund’s sub-adviser. As of April 1, 2022, sub-adviser responsibilities were transitioned to Apollo Credit Management, LLC (the “Sub-Adviser”). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars: (1) levered performing credit, (2) dislocated credit, (3) large scale origination, (4) structured credit and (5) other private credit strategies. The levered performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return. The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates. The large scale origination pillar targets large corporate and sponsor-backed issuers utilizing Apollo’s proprietary sourcing channel, primarily focused on first lien and unitranche loans. The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of CLOs, CMBS, residential mortgage backed securities (“RMBS”), consumer and commercial ABS, whole loans and regulatory capital relief transactions. The other private credit strategies pillar is expected to enable agile deployment into origination and propriety sourcing channels across the balance of sector and credit asset class expertise resident within the Apollo credit platform that may not be captured by the above pillars. This may include opportunities within asset classes covered by Apollo including, but not limited to, asset backed lending, special purpose acquisition companies (“SPACs”), aviation finance and credit secondaries. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – Certain investments of the Fund will be held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Alpine SPV, LLC (“Alpine SPV”), ADCF Zorro SPV, LLC (“Zorro SPV”), CRDTX SPV I, LLC (“Financing Subsidiary”), and GIACF Alternative Holdings, LLC (“Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and its Subsidiaries have been eliminated in consolidation.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Alpine SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on June 3, 2022. The Fund is the managing and sole member of Alpine SPV pursuant to a limited liability company operating agreement.

Zorro SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 25, 2022. The Fund is the managing and sole member of Zorro SPV pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware Limited Liability Company, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

The Fund will generally consolidate any wholly-owned or controlled subsidiary. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its wholly-owned and controlled subsidiaries.

Fund Valuation – The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Security Valuation – Portfolio securities held by the Fund are valued at their current market values determined on the basis of market or dealer quotations from independent pricing services approved by the Board. If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as Valuation Designee, subject to the Board’s oversight. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Valuation Designee and not by such third-party valuation firm. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and total return swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts and total return swaps will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Annual Report | December 31, 2022	49

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2022:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$270,703,995	$216,629,877	$487,333,872
Corporate Bonds	–	240,057,499	–	240,057,499
Convertible Corporate Bonds	–	1,188,408	4,359,597	5,548,005
Collateralized Loan Obligations	–	16,244,815	–	16,244,815
Collateralized Mortgage Obligations	–	8,272,347	–	8,272,347
Equity Interest	–	1,473,734	5,132	1,478,866
Short-Term Investments	16,812,851	–	–	16,812,851
Total	$16,812,851	$537,940,798	$220,994,606	$775,748,255
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$523,662	$–	$523,662
Liabilities:
Forward Foreign Currency Contracts	–	(237,536)	–	(237,536)
Total	$–	$286,126	$–	$286,126

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts’ value.

50	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Convertible Corporate Bonds	Equity Interest	Total
Balance as of December 31, 2021	$174,453,006	$2,670,619	$–	$13,248,628	$190,372,253
Accrued discount/ premium	366,762	19,183	(20,988)	–	364,957
Realized Gain/(Loss)	(5,423,827)	18,222	–	1,941,267	(3,464,338)
Return of Capital	–	–	–	–	–
Change in Unrealized Appreciation/(Depreciation)	988,347	(171,396)	(831,915)	(3,557,467)	(3,572,431)
Purchases	226,934,498	–	5,212,500	55,156	232,202,154
Sales Proceeds and Paydowns	(174,768,442)	(2,532,998)	–	(11,687,584)	(188,989,024)
Transfer into Level 3(a)	3,589	–	–	5,132	8,721
Transfer out of Level 3(a)	(5,924,056)	(3,630)	–	–	(5,927,686)
Balance as of December 31, 2022	$216,629,877	$–	$4,359,597	$5,132	$220,994,606
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2022	$1,399,983	$–	$(831,915)	$(40,833)	$527,235

(a)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value		Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Bank Loans	$112,093,422	(a)	Transaction Approach(a)	Cost(b)	$96.50	$100.00	$98.32
Bank Loans	92,812,083		Discounted Cash Flow	Discount Rate	8.72%	15.70%	10.54%
Bank Loans	11,480,534		Transaction Approach(a)	Recent Transaction(b)	$97.50	$97.50	$97.50
Bank Loans	243,838		Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$0.25	$77.50	$76.36
Bank Loans	–		Recoverability	Estimated Proceeds	$–	$–	$–
Corporate Bond	4,359,597		Discounted Cash Flow	Discount Rate	13.80%	13.80%	13.80%
			Option Model	Volatility	60.00%	60.00%	60.00%
Equity Interests	5,132		Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$0.05	$0.05	$0.05
Equity Interests	–		Recoverability	Estimated Proceeds	$–	$–	$–
Total	$220,994,606

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Vendor and/or broker quote	Increase	Decrease
Volatility	Increase	Decrease
Estimated Proceeds	Increase	Decrease
Recent Transaction	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or pending transactions)

Annual Report | December 31, 2022	51

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2022. The valuation techniques utilized by the Fund included discounted cash flows analysis, recoverability, and the option model. The Fund utilized the discounted cash flow analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The Fund also utilized a recoverability approach to measure fair value of certain of the Fund’s equity and debt investments, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. For certain investments, the Fund used an option model, of which the applicable method is the Black- Scholes Option Pricing Method (“BSM”), to perform valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund’s debt obligation as of December 31, 2022 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $221,500,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

52	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the year ended December 31, 2022, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At December 31, 2022, the Fund had $46,317,208 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of December 31, 2022, the aggregate value of those securities was $7,219 representing 0.00% of the Fund’s net assets. The Fund doesn’t accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2021 returns.

Commitments and Contingencies – In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

Annual Report | December 31, 2022	53

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the year ended December 31, 2022 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Fair values of forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities as of December 31, 2022, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$523,662	Unrealized depreciation on forward foreign currency contracts	$(237,536)
Total		$523,662		$(237,536)

For the year ended December 31, 2022, the average monthly notional value of forward foreign currency contracts was $96,018,534

The effect of forward foreign currency contracts on the Consolidated Statement of Operations for the year ended December 31, 2022:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$10,473,851	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(1,501,400)
Total		$10,473,851		$(1,501,400)

54	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), for the period January 1, 2022 to August 23, 2022, the Adviser was entitled to an investment advisory fee of 1.85%, of the average daily net assets of the Fund, computed daily and payable monthly. For the period beginning August 24, 2022, the Adviser is entitled to an investment advisory fee of 1.50%, of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser (“Sub- Advisory Agreement”). The Adviser has agreed to pay the Sub-Adviser as compensation under the Investment Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets	For the period January 1, 2022 to August 23, 2022	For the period beginning August 24, 2022
$0 to $250M	0.75%	0.40%
$250M to $500M	0.65%	0.30%
$500M to $1B	0.60%	0.25%
Over $1B	0.55%	0.20%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board of Trustee of the Fund (the “Board” or the “Trustees”). The Expense Limitation Agreements will remain in effect at least through April 30, 2024. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement for the Fund is terminated.

In addition to the Expense Limitation Agreement described above, the Adviser voluntarily waived or absorbed all of the operating expenses of the Fund from the commencement of Fund operations until August 25, 2019. Operating expenses voluntarily waived or absorbed by the Adviser during the aforementioned period are not subject to recoupment by the Adviser. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to June 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. The sub-advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, less the amount of any Sub-Advisory fees waived during the fiscal year ended December 31, 2022, was as follows:

Annual Report | December 31, 2022	55

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Average Daily Net Assets of the Fund	Annual Sub-Advisory Fee Rate	Net Sub-Advisory Fee During the Fiscal Year ended December 31, 2022
$0 to $250M	0.75%	0.25%
$250M to $500M	0.65%	0.15%
$500M to $1 Billion	0.60%	0.10%
Over $1 Billion	0.55%	0.05%

For these periods, operating expenses voluntarily waived or absorbed by the Adviser in excess of the voluntary waiver in effect, and below the contractual share class expense limitations are not subject to recoupment by the Adviser. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

During the year ended December 31, 2022, fees waived and reimbursed expenses to the Fund by the Adviser totaled $7,881,956. The balance of recoupable expenses for the fund was as follows:

Expires December 31,	Expires December 31,	Expires December 31,
2023	2024	2025
$731,841	$769,689	$789,219

During the year ended December 31, 2022, previously recoupable expenses totaling $537,135 expired.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the year ended December 31, 2022, Class C shares, Class L shares and Class M shares incurred distribution fees of $573,496, $30,611 and $1,069, respectively. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the year ended December 31, 2022, Class A, Class C and Class L shares incurred shareholder servicing fees of $158,427, $191,165 and $30,611, respectively. Class F shares, Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $42,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and, with the exception of the Chief Compliance Officer, are not paid by the Fund for serving in such capacities.

56	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Agreements with Affiliates

From time-to-time various affiliates of the Adviser (collectively, “Affiliates”) are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, syndication, advisory or similar services (collectively, “Capital Solution” services) are earned and in certain circumstances are rebated back the Fund in whole or in part. For the year ended December 31, 2022, the Fund received fee rebates for Capital Solution services from certain Affiliates in the amounts of €110,000.00 and $9,598.60, respectively from such Affiliates.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2022 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$1,201,460,721	$1,098,871,914

The Fund is permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended December 31, 2022, the Fund engaged in Cross-Trade activities with purchases of $38,701,106.

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

For the fiscal year ended December 31, 2022, the following reclassifications, which had no impact on results of operations of net assets, were recorded to reflect tax character:

Paid-in Capital	Total Distributable Earnings
$(294,363)	$294,363

The reclassifications were primarily related to excise taxes paid and tax adjustments for wholly-owned subsidiaries.

The tax character of distributions paid for the fiscal years ended December 31, 2021 and December 31, 2022 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2022	$39,533,763	$–	$–
2021	32,954,604	–	–

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
$5,436,967	$(60,306,178)	$–	$(40,239,626)	$(95,108,837)

As of December 31, 2022, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$1,562,054	$(42,218,854)	$417,174	$(40,239,626)	$815,776,609

Annual Report | December 31, 2022	57

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, wash sales, forward contracts and passive foreign investment companies.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2022, the following amounts are available as carry forwards to the next tax year:

Short Term	Long Term
$35,883,775	$24,422,403

There were no capital loss carryovers used during the year ended December 31, 2022.

7. CREDIT FACILITY

The Fund and the Fund’s consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. (“Citi Credit Facility”) subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of December 31, 2022, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

For the period, January 1, 2022, to March 25, 2022, the Citi Credit Facility bore interest at LIBOR plus spread ranging from 1.45% to 2.95% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0.35% and 1.75% per annum. The Citi Credit Facility was amended effective March 28, 2022 and as such for the period March 28, 2022 to December 31, 2022, the Citi Credit Facility bore interest at SOFR plus spread ranging from 1.60% to 3.10% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On August 19, 2022, the Fund entered into a Second Amendment and Limited Consent to the Citi Credit Facility pursuant to which certain changes were made to the existing secured revolving credit facility between CRDTX SPV I, LLC and Citibank N.A., including, but not limited to, increasing the amount of the facility from $170 million to $270 million and adding additional types of eligible collateral asset classes held by the Financing Subsidiary. As of December 31, 2022, there was $221,500,000 outstanding under the Citi Credit Facility.

For the year ended December 31, 2022, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows:

	For the Fiscal Year Ended December 31, 2022
Credit facility interest expense	$6,395,809
Credit facility unfunded commitment fee	99,678
Credit facility fees	74,606
Amortization of debt issuance costs	187,541	*
Total credit facility expense	$6,757,634
Average stated interest rate %	3.81%
Average outstanding balance	$162,964,814

*	The Fund is amortizing debt issuance costs of $1,034,040, over a three year period ended March 28, 2025.

8. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

58	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

During the year ended December 31, 2022, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. The shareholder repurchase requests received by the Fund in good order by the February 8, 2022, May 10, 2022, August 9, 2022, and November 8, 2022 Repurchase Request Deadlines exceeded the number of shares of the Fund subject to each repurchase offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 56% of the total number of shares tendered for repurchase on February 8, 2022, approximately 65% of the total number of shares tendered for repurchase on May 10, 2022, approximately 56% of the total number of shares tendered for repurchase on August 9, 2022 and approximately 47% of the total number of shares tendered for repurchase on November 8, 2022. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 29, 2021	March 31, 2022	June 30, 2022	September 29, 2022
Repurchase Request Deadline	February 8, 2022	May 10, 2022	August 9, 2022	November 8, 2022
Repurchase Pricing Date	February 8, 2022	May 10, 2022	August 9, 2022	November 8, 2022
Dollars Repurchased	$44,913,541	$42,281,286	$28,987,794	$28,344,371
Shares Repurchased	1,852,872	1,869,186	1,315,826	1,365,337

9. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund

Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Annual Report | December 31, 2022	59

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

There is an ongoing global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States. The general uncertainty surrounding the dangers and impact of COVID-19 has created significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The outbreak of the COVID-19 pandemic has at times had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s market price, NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make share repurchases.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Agreement and Declaration of Trust.”

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

60	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub- Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Annual Report | December 31, 2022	61

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

62	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

CDO Securities. Collateralized debt obligation (“CDO”) securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation (“GDPR”) in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Annual Report | December 31, 2022	63

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value- at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s shares are not priced, the Fund’s NAV may change at times when shares cannot be sold.

64	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

December 31, 2022

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. See “Risks—Swap Risk” The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated December 30, 2022, the Fund offered to repurchase up to 5% of its outstanding shares (the “Repurchase Offer”) at the net asset value of such shares on February 7, 2023 (the “Repurchase Date”). The repurchase requests received by the Fund by the Repurchase Date exceeded the number of shares subject to the Repurchase Offer and as such, the Fund repurchased shares on a pro rata basis. Accordingly, the Fund repurchased approximately 60% of the total number of shares tendered for repurchase which resulted in 1,403,015 repurchased shares for $30,152,878.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

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Apollo Diversified Credit Fund	Report of Independent Registered Public Accounting Firm

December 31, 2022

To the shareholders and Boards of Trustees of Apollo Diversified Credit Fund

(formerly Griffin Institutional Access Credit Fund)

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of Apollo Diversified Credit Fund (formerly Griffin Institutional Access Credit Fund) (the “Fund”), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of their operations and their cash flows, the changes in their net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The consolidated statements of changes in net assets for the year ended December 31, 2021, and the consolidated financial highlights for the years or periods ended December 31, 2021, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 28, 2022, expressed an unqualified opinion on that financial statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York
 February 22, 2023

We have served as the auditor of one or more Apollo Investment Companies since 2011.

66	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Dividend Reinvestment Policy

December 31, 2022 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

Annual Report | December 31, 2022	67

Apollo Diversified Credit Fund	Additional Information

December 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

68	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers

December 31, 2022 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES
Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	From August 2008 to present, Ms. Coffey serves Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Christine Gallagher (1985)	Trustee Since 2022	From March 2021 to present, Ms. Gallagher serves as a Community Engagement Manager at Leidos, a company that provides information technology, engineering and science services for government and commercial contractors. Ms. Gallagher also serves as president of Military Quality of Life Consulting, LLC, a military support company she founded in 2015. From 2015 to 2019, she served as an agile IT project manager for BAM Technologies, LLC.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Michael Porter (1983)	Trustee Since 2022	From December 2014 to present, Mr. Porter has worked at Netflix in Corporate Development and Strategy. In December 2020, Mr. Porter was appointed to the Board of Directors of Ednovate Charter School.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Carl J. Rickertsen (1960)	Trustee Since 2022	From 2015 to present, Mr. Rickertsen has served as managing partner of Pine Creek Partners, a private equity investment firm.	1	Director, MicroStrategy Inc. (2002-present); Director, Apollo SeniorFloating Rate Fund Inc. (2011-present); Director, Apollo Tactical Income Fund Inc. (2013- present); Director, Berry Global Inc. (2013-present); Director, Apollo Debt Solutions, BDC (2021-present).

Annual Report | December 31, 2022	69

Apollo Diversified Credit Fund	Trustees and Officers

December 31, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Mr. Hunt joined Apollo Global Management, Inc. and its consolidated subsidiaries in 2021. From 2015 to 2021, Mr. Hunt served as a Partner in the Global Markets division at Goldman Sachs. He also was a member of Goldman Sach’s Partnership Committee, Global Markets Operating Committee and was co-chair of the Global Markets Inclusion and Diversity Committee.	1	Director, Apollo Debt Solutions, BDC (2021-present).
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund since 2022, Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Chief Legal Officer and Secretary for Apollo Debt Solutions BDC, MidCap Investment Corporation and Apollo Diversified Credit Fund since 2022. Apollo Global Management, Inc. and affiliates since 2015.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc. 2022- present. Chief Compliance Officer of Apollo Diversified Real Estate Fund since 2018 and Vice President and Assistant Secretary since 2020. Chief Compliance Officer, Apollo Real Estate Fund Adviser, LLC and Apollo Capital Credit Adviser, LLC 2018-2022. Vice President, Cipperman Compliance Services, LLC, 2015-2017.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund.

70	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Service Providers

December 31, 2022 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser
Apollo Credit Management, LLC
9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association
601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

DST Systems, Inc.

330 W 9th Street, Kansas City, MO 64105

Annual Report | December 31, 2022	71

Apollo Diversified Credit Fund	Privacy Notice

December 31, 2022 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

We may have collected your personal information in connection with your investment in Apollo Diversified Credit Fund. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

●	Calling (877) 864-4834; or
●	Writing us at the following address: c/o: Apollo Diversified Credit Fund 9 West 57th Street, New York, NY 10019 Attn: Ryan DelGiudice

The ability to opt out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

72	1.888.926.2688 | www.apollo.com

APOLLO
Apollo Global Management, Inc.
18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC ("AGS") and Griffin Capital Securities, LLC ("GCS"), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo's capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2023 Apollo Diversified Credit Fund. All rights reserved.

GCC000780 | Exp. 02.10.24

CF-IU214550 (0223)

Item 2. Code of Ethics.

(a)	Apollo Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Fund.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as exhibit 13(A)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board”) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its audit committee of the board (“Audit Committee”). The Board has designated Carl J. Rickertsen as the Fund’s audit committee financial expert. Mr. Rickertsen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s last two fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $250,000 and $250,000, respectively.

(b)	Audit-Related Fees: For the Fund’s last two fiscal years ended December 31, 2021 and December 31, 2022, no fees were billed for assurance and related services by the principal accountant that would otherwise be reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report.

(c)	Tax Fees: For the Fund’s last two fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $81,000 and $50,500, respectively.

(d)	All Other Fees: For the Fund’s last two fiscal years ended December 31, 2021 and December 31, 2022, there were no other fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, provided by the principal accountant.

(e)	(1)	The Audit Committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the Fund.

(g)	For the Fund’s last two fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for non-audit fees for services rendered by the principal accountant to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund were $900 and $0, respectively.

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. All non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, which were required to be pre-approved, were pre-approved as required.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of Apollo Capital Credit Adviser, LLC (the "Adviser") and Apollo Credit Management, LLC (the "Sub-Adviser") are attached hereto as exhibit EX 99.Item7.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, Earl Hunt, Chris Lahoud and James Vanek, each an employee of Apollo Credit Management, LLC (the “Sub-Adviser”), serve as the Fund’s portfolio managers. Messrs. Hunt, Lahoud and Vanek are jointly and primarily responsible for overseeing the day to day investment operations of the Fund.

Earl Hunt — Partner, Credit at Apollo, and Co-Head of Credit Secondaries. Prior to joining in 2021, Mr. Hunt was Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of the Goldman Sachs Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was Co-Head of US Distressed & Par Loan sales at Goldman Sachs. Before that, Mr. Hunt worked at Citi as a director in Leveraged Finance sales. Mr. Hunt earned a BA in Economics from Brown University and is a member of the Brown University Board of Trustees. Mr. Hunt has served as portfolio manager to the Fund since April 1, 2022.

Chris Lahoud — Partner, Credit at Apollo. Prior to joining in 2018, Mr. Lahoud was Head of the Distressed Product Group at Deutsche Bank managing a team of 15 individuals. He began his career with Citigroup in 2006 as a credit trader and currently serves on the Board of Moxe Health and Hertz Corporation. Mr. Lahoud graduated from the University of Richmond with a degree in Accounting, Economics and Finance. Mr. Lahoud has served as portfolio manager to the Fund since April 1, 2022.

Jim Vanek — Partner, Credit at Apollo, and Co-Head of Global Performing Credit. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek received his MBA from Columbia Business School and graduated from Duke University with a Bachelor of Science in Economics and a Bachelor of Arts in Computer Science. Mr. Vanek has served as portfolio manager to the Fund since April 1, 2022.

(a)(2) As of December 31, 2022, Mr. Hunt is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$6,016	1	$6,016
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of December 31, 2022, Mr. Lahoud is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$4,841	2	$4,659
Other Accounts	8	$4,236	8	$3,720

As of December 31, 2022, Mr. Vanek is also primarily responsible for the management of the following types of accounts in addition to the Fund (asset values have been estimated):

Other Accounts by Type	Total Number of Accounts	Total Assets (in millions)	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	3	$6,713	1	$6,016
Other Pooled Investment Vehicles	3	$6,543	3	$3,671
Other Accounts	3	$786	1	$651

As of December 31, 2022, Messrs. Hunt, Lahoud and Vanek did not own shares of the Fund.

Material Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars," if any). The Sub-Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Sub-Adviser's arrangements with affiliated investment advisers.

(a)(3) Portfolio Manager Compensation as of December 31, 2022:

Apollo's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person's individual performance, operational performance for the Apollo-advised accounts for which such person serves as a portfolio manager, and such portfolio manager's impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo affiliated entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised accounts for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Fund's Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 99.13(A)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(a)(3)	None.
(a)(4)	Not applicable.

(a)(5)	The proxy voting policies and procedures of the Fund's Adviser and Sub-Adviser are attached hereto in response to Item 7 of Form N-CSR as exhibit EX 99.Item7.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	March 8, 2023

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:	March 8, 2023